Exhibit 21.1

Education Realty Trust, Inc., Subsidiary List

Entity	Jurisdiction
Education Realty OP Limited Partnership Trust	Maryland
Education Realty OP GP, Inc.	Delaware
Education Realty Operating Partnership, LP	Delaware
Allen & O’Hara Education Services, Inc.	Delaware
Allen & O’Hara Development Company, LLC	Delaware
Education Realty Trust, LLC	Delaware
EDR C Station, LLC	Delaware
EDR BG GP, LLC	Delaware
EDR BG, LP	Delaware
EDR Clemson I GP, Inc.	Delaware
EDR Clemson I Limited Partnership	Delaware
EDR Tucson I, LLC	Delaware
EDR Tallahassee I, LLC	Delaware
EDR Athens I, LLC	Delaware
EDR Lubbock, Inc.	Delaware
EDR Lubbock, LLC	Delaware
EDR Lubbock Limited Partnership	Delaware
EDR Tallahassee, Inc.	Delaware
EDR Tallahassee, LLC	Delaware
EDR Tallahassee Limited Partnership	Delaware
EDR Lawrence, Inc.	Delaware
EDR Lawrence, LLC	Delaware
EDR Lawrence Limited Partnership	Delaware
EDR Columbus, Inc.	Delaware
EDR Columbus, LLC	Delaware
EDR Columbus Limited Partnership	Delaware
EDR Columbia, Inc.	Delaware
EDR Columbia, LLC	Delaware
EDR Columbia Limited Partnership	Delaware
EDR Western Michigan, Inc.	Delaware
EDR Western Michigan, LLC	Delaware
EDR Western Michigan Limited Partnership	Delaware
EDR Wabash, Inc.	Delaware
EDR Wabash, LLC	Delaware
EDR Wabash Limited Partnership	Delaware
EDR State College, Inc.	Delaware
EDR State College, LLC	Delaware
EDR Limpar, LLC	Delaware
EDR State College Limited Partnership	Delaware
EDR Stillwater, Inc.	Delaware
EDR Stillwater, LLC	Delaware
EDR Stillwater Limited Partnership	Delaware
EDR Knoxville, Inc.	Delaware
EDR Knoxville, LLC	Delaware
EDR Knoxville Limited Partnership	Delaware
EDR Tucson, Inc.	Delaware
EDR Tucson, LLC	Delaware
EDR Tucson Phase II Limited Partnership	Delaware
EDR Tharpe, Inc.	Delaware
EDR Tharpe, LLC	Delaware
EDR Tharpe Limited Partnership	Delaware

Entity	Jurisdiction
EDR Tampa, Inc.	Delaware
EDR Tampa, LLC	Delaware
EDR Tampa Limited Partnership	Delaware
EDR Orlando, Inc.	Delaware
EDR Orlando, LLC	Delaware
EDR Orlando Limited Partnership	Delaware
University Towers OP GP, LLC	Delaware
University Towers Operating Partnership, LP	Delaware
AOD/Raleigh Residence Hall, LLC	Tennessee
University Towers Building, LLC	North Carolina
University Towers Raleigh, LLC	North Carolina
University Towers Raleigh Services, LLC	North Carolina